UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, N.Y. 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, N.Y. 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2017

Date of reporting period:	August 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 24, 2016

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2016.

The net asset value per share (“NAV”) of the Fund increased by 10.2% and the closing market price of the Fund (on the New York Stock Exchange) increased by 12.4% for the six months ended August 31, 2016.  The closing market price of the Fund on August 31, 2016 was $10.09, representing a discount of 12.8% to the NAV of $11.57.  The net assets of the Fund totaled $327,838,526 on August 31, 2016.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), increased by 12.6% in United States (“U.S.”) dollar terms for the six months ended August 31, 2016.  During the six months ended August 31, 2016, the Fund underperformed the Benchmark by 2.4% on a NAV basis.  The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 11.9% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 15.1% in U.S. dollar terms during the six months ended August 31, 2016.  The Japanese yen (“Yen”) appreciated by 8.5% against the U.S. dollar during the six months ended August 31, 2016.

For the quarter ended August 31, 2016, the Benchmark increased by 0.5%, the TOPIX increased by 3.3%, and the Nikkei increased by 5.0% in U.S. dollar terms.  The NAV of the Fund increased by 1.8% and outperformed the Benchmark by 1.3%.  The Fund’s share price increased by 3.0% during the quarter.  The Yen appreciated by 6.7% against the U.S. dollar during the quarter.

Investment Strategy

The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement.  The Fund performs extensive fundamental research to identify stocks that can create shareholder value.  The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects.  In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management.  There are a number of factors that the Fund considers when selling an investment, including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of sector allocation strategy, overweight positions in the Iron and Steel, Metal Products, and Chemical sectors produced positive contributions, although sector returns were eroded by overweight positions in the Wholesale

Trade and Transportation and Warehousing sectors and an underweight position in the Nonferrous Metal sector.

Relative performance was positively impacted by SIIX Corporation in the Wholesale Trade sector, Start Today Co., Ltd. in the Retail Trade sector, and Hogy Medical Co., Ltd. in the Textiles and Apparel sector.  Conversely, relative performance was negatively impacted by Toenec Corporation in the Construction sector, Nishikawa Rubber Co., Ltd. in the Other Products sector, and Ricoh Leasing Company, Ltd. in the Financing Business sector.

Market Review

The Benchmark increased by 3.1% and outperformed the TOPIX index, which increased by 2.4% in local currency terms, for the six months ended August 31, 2016.

The TOPIX peaked in late April 2016 and entered a steep downturn that accelerated following the United Kingdom (“U.K.”) Brexit referendum in June 2016.  The market rebounded in mid-July 2016 before entering a period of range-bound trading during the late summer.  Even given this volatile environment, the Japanese equity market posted a positive return during the six months ended August 31, 2016.

After the sell-off in global equities markets that began in December 2015, Japanese equities recovered somewhat in March 2016.  Investor sentiment improved as crude oil prices bottomed in the middle of February 2016 and other global equity markets started to rebound.  However, it was short-lived as Japanese equities fell in reaction to the weak Bank of Japan (“BOJ”) Tankan survey, lower U.S. long-term interest rates, and a stronger Yen in April 2016.  Although there was some relief when the Japanese equity market rallied along with a pause in the Yen’s strengthening trend, the market declined further at the end of April 2016 when, contrary to expectations of further monetary easing, no additional policy measures were announced by the BOJ.

Japanese equities rose in May 2016, following the weakening of the Yen in response to comments by U.S. Federal Reserve Chairwoman Janet Yellen, which fueled speculation about a summer interest rate hike in the U.S.  At the same time, Prime Minister Abe delayed Japan’s planned sales tax hike.  This delay strengthened the outlook for the Japanese consumer thereby improving the visibility for Japan’s economy.

The outcome of the U.K. Brexit referendum to exit the European Union surprised financial markets and triggered a global equity market sell-off at the end of June 2016.  While the direct impact of the U.K. Brexit referendum vote on the Japanese economy appears limited, the rapid equity market sell-off resulting from the exchange rate volatility is expected to have a negative impact on the profitability of exporters.

The ruling coalition parties’ victory in Japan’s upper house election fueled expectations for large-scale economic stimulus measures resulting in a market rebound that was further reinforced when concerns about a slowdown in the U.S. economy were eased by stronger than expected employment data.

From the end of July through August 2016, the equity market was trading in a thin volume range, which typically indicates a lack of investor confidence.

Outlook and Future Strategy

Cyclical sectors have recently been handily outperforming defensive sectors.  The earnings results from Japanese exporters exceeded expectations for the first quarter of 2016.  Combined with improving economic indicators from the U.S. and emerging countries, investors have favored cyclical stocks.

The pace of recovery in corporate earnings and currency market volatility are key elements to assessing and determining the Japanese equity market trends.  The Fund monitors the BOJ’s comprehensive review of its monetary policy and any change to the U.S. federal funds rate.  The Fund currently believes an increase in the U.S. federal funds rate is likely this year but the Federal Reserves’ ability to raise rates will be limited given the U.S. presidential election in November and the difficulties facing many emerging countries.  The BOJ’s ability to ease monetary policy further is also limited.  As a result, there may be further upward pressure on the Yen if central banks have announcements that fall short of market expectations.

The Fund believes that as long as the moderate recovery in the global economy is sustained, it will support the market preference for Japanese cyclical stocks over non-cyclicals.

The Fund believes the Japanese equity market will remain volatile in the near term because sentiment can shift rapidly due to unstable macroeconomic conditions which will be evidenced in currency movements, particularly at turning points in Japanese or U.S. monetary policy.

The Fund appreciates your continuing support.

Sincerely,

Yutaka Itabashi
President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P.  Past performance is not indicative of future results.  There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  As of August 31, 2016, there are 1,047 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge upon request by calling toll-free 1‑800‑833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1‑800‑SEC-0330.

FUND CERTIFICATION

In December 2015, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

SHARE REPURCHASES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 Act that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund.  The Internet web address is http://funds.nomura-asset.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—AUGUST 31, 2016 (Unaudited)

KEY STATISTICS
Net Assets	$327,838,526
Net Asset Value per Share	$11.57
Closing NYSE Market Price	$10.09
Percentage Change in Net Asset Value per Share*	10.2%
Percentage Change in NYSE Market Price*	12.4%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small CapTM Index	3.1%	12.6%
Tokyo Price Index	2.4%	11.9%
Nikkei Stock Average Index	5.4%	15.1%
*From March 1, 2016 through August 31, 2016.

INDUSTRY DIVERSIFICATION	% of		% of
	Net Assets		Net Assets
Wholesale Trade	12.8	Other Products	3.3
Chemicals	12.2	Textiles and Apparel	3.1
Retail Trade	9.5	Information and Communication	2.9
Construction	7.1	Services	2.5
Electric Appliances	7.0	Financing Business	2.2
Machinery	6.9	Transportation Equipment	2.1
Iron and Steel	6.6	Utilities	1.5
Transportation and Warehousing	5.7	Pharmaceutical	0.8
Metal Products	4.6	Precision Instruments	0.5
Banks	3.5	Food	0.1
Real Estate	3.5

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE
	Fair	% of
Security	Value	Net Assets
MIRAIT Holdings Corporation	$12,645,982	3.9
Ryoden Trading Company, Ltd.	7,333,559	2.2
Sakai Chemical Industry Co., Ltd.	7,256,372	2.2
SIIX Corporation	6,714,707	2.0
Toenec Corporation	6,661,508	2.0
Hisaka Works, Ltd.	6,074,924	1.8
Oiles Corporation	5,993,890	1.8
Osaka Steel Co., Ltd.	5,963,230	1.8
Japan Transcity Corporation	5,947,826	1.8
Matsuda Sangyo Co., Ltd.	5,825,216	1.8

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
The Akita Bank, Ltd.	1,003,000	$2,774,457	$2,958,988	0.9
General banking services
The Bank of Saga Ltd.	429,000	946,647	966,842	0.3
General banking services
The Taiko Bank, Ltd.	1,480,000	2,965,100	2,991,923	0.9
General banking services
The Yamanashi Chuo Bank, Ltd.	1,099,000	4,846,442	4,613,493	1.4
General banking services
Total Banks		11,532,646	11,531,246	3.5

Chemicals
C. Uyemura & Co., Ltd.	130,200	5,912,048	5,490,855	1.7
Plating chemicals
Fujikura Kasei Co., Ltd.	820,100	3,862,013	4,727,761	1.4
Specialty coating materials and fine chemicals
Fuso Chemical Co., Ltd.	9,800	116,681	176,312	0.1
Manufactures fruit acids, electronic and functional chemical products
JSR Corporation	165,700	3,157,805	2,424,956	0.7
Manufactures synthetic resin products
Koatsu Gas Kogyo Co., Ltd.	425,000	2,380,328	2,532,282	0.8
High-pressured gases and chemicals
Sakai Chemical Industry Co., Ltd.	2,420,000	7,469,338	7,256,372	2.2
Manufactures components for cosmetics and pharmaceuticals
Sekisui Jushi Corporation	230,000	3,072,485	3,597,330	1.1
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	39,000	287,560	356,483	0.1
Manufactures chemical products
Soken Chemical & Engineering Co., Ltd.	272,300	3,259,128	2,533,758	0.8
Manufactures chemical products
Takiron Co., Ltd.	433,000	1,855,213	1,905,644	0.6
Manufactures resin and composite products
Tenma Corporation	200,500	2,665,045	3,093,267	0.9
Manufactures synthetic resin products

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Teraoka Seisakusho Co., Ltd.	372,800	$1,520,467	$1,222,413	0.4
Manufactures various adhesive tapes
T&K Toka Co., Ltd.	122,100	1,125,592	1,072,368	0.3
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	129,600	1,498,528	1,728,669	0.5
Manufactures metalworking fluids
Zeon Corporation	218,000	1,927,720	1,876,675	0.6
Manufactures synthetic resin products
Total Chemicals		40,109,951	39,995,145	12.2

Construction
Daiichi Kensetsu Corporation	20,000	213,538	207,574	0.1
Construction and real estate businesses
Mirai Industry Co., Ltd.	35,700	499,333	483,436	0.1
Manufactures electrical installation materials
MIRAIT Holdings Corporation	1,497,600	12,801,430	12,645,982	3.9
Construction of electrical and telecommunication facilities
NDS Co., Ltd.	184,000	510,758	443,159	0.1
Construction of communication infrastructure
Taihei Dengyo Kaisha, Ltd.	209,000	1,660,146	1,890,168	0.6
Construction of thermal and nuclear plant facilities
Toenec Corporation	1,420,000	8,019,674	6,661,508	2.0
Construction of comprehensive building facilities
Yondenko Corporation	245,000	866,341	902,887	0.3
Construction of electrical distribution systems
Total Construction		24,571,220	23,234,714	7.1

Electric Appliances
Espec Corp.	334,700	2,727,315	4,480,580	1.4
Manufactures environmental testing products
Hitachi Maxell, Ltd.	177,500	3,081,199	2,776,201	0.8
Manufactures media devices, batteries and electrical appliances
Hosiden Corporation	176,900	946,378	1,324,376	0.4
Manufactures electronic components

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Kitagawa Industries Co., Ltd.	352,000	$3,717,375	$3,643,082	1.1
Manufactures various industrial and consumer products
Koito Manufacturing Co., Ltd.	68,100	1,474,187	3,244,112	1.0
Manufactures lighting equipment
Kyowa Electronic Instruments Co., Ltd.	3,100	10,323	9,985	0.0
Manufactures electrical measuring instruments
Nichicon Corporation	595,000	4,629,020	4,834,357	1.5
Manufactures capacitors and transformers
Nihon Kohden Corporation	75,900	1,565,253	1,729,655	0.5
Manufactures medical electronic equipment
Shindengen Electric Manufacturing Co., Ltd.	251,000	951,350	990,550	0.3
Manufactures semiconductor products, electrical components, and power supplies
Total Electric Appliances		19,102,400	23,032,898	7.0

Financing Business
Hitachi Capital Corporation	133,600	2,892,044	2,780,937	0.9
General financial services
Ricoh Leasing Company, Ltd.	167,800	4,481,506	4,369,276	1.3
Leasing and financial services
Total Financing Business		7,373,550	7,150,213	2.2

Food
Taiyo Kagaku Co., Ltd.	53,700	389,976	409,301	0.1
General food manufacturer
Total Food		389,976	409,301	0.1

Information and Communication
NS Solutions Corporation	8,500	159,749	147,086	0.0
System consulting services and software development
OBIC Co., Ltd.	49,800	1,583,966	2,552,982	0.8
Computer system integration
Okinawa Cellular Telephone Company	164,000	4,240,710	4,949,267	1.5
Telecommunications
Otsuka Corporation	36,900	1,366,343	1,565,087	0.5
Computer information system developer

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Software Service Inc.	4,200	$153,605	$172,249	0.1
Provides medical information systems
Total Information and Communication		7,504,373	9,386,671	2.9

Iron and Steel
Chubu Steel Plate Co., Ltd.	831,700	3,498,270	4,086,701	1.2
Manufactures steel-related products
Mory Industries Inc.	1,774,000	6,064,939	5,147,749	1.6
Manufactures steel tubing products
Nichia Steel Works, Ltd.	1,945,900	5,995,768	4,121,992	1.3
Manufactures steel-related products
Nippon Seisen Co., Ltd.	578,000	2,589,042	2,376,070	0.7
Manufactures stainless steel wires and metal fibers
Osaka Steel Co., Ltd.	353,300	6,355,520	5,963,230	1.8
Manufactures steel-related products
Tohoku Steel Co., Ltd.	500	5,735	4,967	0.0
Manufactures specialty steel
Total Iron and Steel		24,509,274	21,700,709	6.6

Machinery
Hisaka Works, Ltd.	793,000	7,124,715	6,074,924	1.8
Manufactures heat exchangers and other machinery
Miura Co., Ltd.	83,700	958,525	1,581,139	0.5
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	300,600	2,370,478	2,826,166	0.9
Manufactures mechanical seals
Nissei ASB Machine Co., Ltd.	9,800	171,657	155,932	0.0
Manufactures strech blow molding machines
Nissei Corporation	24,400	216,980	220,670	0.1
Manufactures reducers and gears
Nitto Kohki Co., Ltd.	103,400	1,966,602	2,258,328	0.7
Manufactures machine tools and motor pumps
Oiles Corporation	367,980	6,337,094	5,993,890	1.8
Manufactures bearing equipment

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

				% of
			Fair	Net
	Shares	Cost	Value	Assets

Sato Holdings Corporation	76,800	$1,635,757	$1,617,937	0.5
Manufactures electronic printers and other products
Shibuya Kogyo Co., Ltd.	31,500	347,584	581,037	0.2
Engaged in the packing plant business
Tsubakimoto Chain Co.	122,000	942,575	921,623	0.3
Manufactures chains for power transmission and other transportation components
Yamashin-Filter Corporation	49,300	249,997	216,494	0.1
Manufactures filters
Total Machinery		22,321,964	22,448,140	6.9

Metal Products
Dainichi Co., Ltd.	275,000	2,070,986	1,606,616	0.5
Manufactures oil heating equipment
Neturen Co.,Ltd.	613,200	4,167,278	4,264,553	1.3
Manufactures steel bars and induction heating equipment
NHK Spring Co., Ltd.	400,600	3,821,490	3,774,091	1.2
Manufactures automobile-related products
Piolax, Inc.	65,600	2,420,097	3,743,677	1.1
Manufactures automobile-related products
Rinnai Corporation	18,300	1,327,852	1,716,980	0.5
Manufactures heating appliances and components
Total Metal Products		13,807,703	15,105,917	4.6

Other Products
Fuji Seal International, Inc.	70,500	2,086,363	2,679,934	0.8
Packaging-related materials and machinery
Nishikawa Rubber Co., Ltd.	315,300	5,204,376	4,687,489	1.4
Manufactures rubber automobile parts
Nissha Printing Co., Ltd. .	3,000	62,512	72,370	0.0
Manufactures various materials and devices
Pigeon Corporation	47,000	839,998	1,251,545	0.4
Manufactures baby care products
The Pack Corporation	87,600	1,634,868	2,075,930	0.7
Manufactures paper and chemical products
Total Other Products		9,828,117	10,767,268	3.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

				% of
			Fair	Net
	Shares	Cost	Value	Assets

Pharmaceutical
KYORIN Holdings, Inc.	123,300	$2,600,749	$2,472,321	0.8
Manufactures pharmaceuticals
Total Pharmaceutical		2,600,749	2,472,321	0.8

Precision Instruments
Nakanishi Inc.	44,200	1,420,206	1,598,955	0.5
Manufactures dental instruments
Total Precision Instruments		1,420,206	1,598,955	0.5

Real Estate
Daibiru Corporation	278,800	2,364,759	2,567,274	0.8
Real estate leasing and building management
Heiwa Real Estate Co., Ltd.	56,100	696,301	724,956	0.2
Leasing, development and management of real estate
Keihanshin Building Co., Ltd.	986,200	5,519,090	5,046,185	1.5
Real estate leasing and building management
Sanyo Housing Nagoya Co., Ltd.	200,500	1,979,507	1,731,842	0.5
Designs and constructs housing
Starts Corporation Inc.	85,200	1,550,121	1,464,433	0.5
Construction, leasing and management of real estate
Total Real Estate		12,109,778	11,534,690	3.5

Retail Trade
ABC-Mart, Inc.	49,300	2,356,334	3,099,579	1.0
Retail sales of shoes
AIN Pharmaciez Inc.	2,300	53,844	130,590	0.0
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	99,700	3,389,215	3,399,357	1.0
Operates barbecue restaurant chains
Arc Land Sakamoto Co., Ltd.	418,900	3,772,852	4,493,496	1.4
Retail sales, wholesale, food and real estate
Create SD Holdings Co., Ltd.	65,100	786,833	1,426,867	0.4
Operates pharmacies and drug store chains

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Daikokutenbussan Co., Ltd.	69,200	$2,016,909	$3,078,977	0.9
Operates supermarkets
Heiwado Co., Ltd.	2,600	56,286	46,827	0.0
Operates supermarkets
Hiday Hidaka Corp.	75,743	1,112,489	1,650,616	0.5
Operates restaurant chains
Jin Co., Ltd.	71,200	2,169,350	3,271,268	1.0
Retail sales of eyewear and fashion accessories
Saint Marc Holdings Co., Ltd.	84,300	1,905,941	2,158,361	0.7
Operates restaurant chains
San-A Co., Ltd.	900	39,922	42,221	0.0
Retail sales of home goods
Seria Co., Ltd.	51,600	1,553,340	3,413,880	1.0
Discount retail sales
Start Today Co., Ltd.	77,100	1,729,199	3,583,358	1.1
Operates retail E-commerce websites
Sundrug Co., Ltd.	3,900	201,449	282,923	0.1
Operates pharmacies and drug store chains
Tokyo Base Co., Ltd.†	11,400	45,632	181,941	0.1
Retail sales of apparel
United Arrows Ltd.	40,900	1,171,446	1,047,176	0.3
Retail sales of apparel
Total Retail Trade		22,361,041	31,307,437	9.5

Services
EPS Holdings, Inc.	106,400	1,220,080	1,337,912	0.4
Performs contract medical research services
H.I.S Co., Ltd.	12,400	335,600	312,324	0.1
Engaged in the travel business
JP-Holdings, Inc.	171,900	959,044	440,620	0.1
Operates child-care centers
Nihon M&A Center Inc.	24,300	477,968	1,337,399	0.4
Provides merger and acquisition brokerage services
Nippon Air Conditioning Services Co., Ltd.	3,100	15,046	17,211	0.0
Provides maintenance and management of building facilities

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Relia, Inc.	147,100	$1,350,191	$1,392,957	0.4
Provides telemarketing services
Septeni Holdings Co., Ltd.	48,700	428,521	1,268,080	0.4
Internet advertising and media content business
SHL-Japan Ltd.	1,900	51,331	51,330	0.0
Provides personnel assessment services
Step Co., Ltd.	219,900	1,889,110	2,320,558	0.7
Operates preparatory schools
Total Services		6,726,891	8,478,391	2.5

Textiles and Apparel
Hogy Medical Co., Ltd.	48,300	2,468,515	3,284,316	1.0
Manufactures medical products
Komatsu Seiren Co., Ltd.	306,500	1,558,237	1,918,126	0.6
Manufactures synthetic fibers and textile products
Seiren Co., Ltd.	437,400	4,255,710	4,882,329	1.5
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		8,282,462	10,084,771	3.1

Transportation and Warehousing
Alps Logistics Co., Ltd.	526,300	2,779,883	2,850,781	0.9
General logistics services
Japan Transcity Corporation	1,767,000	6,027,445	5,947,826	1.8
General logistics services
Meiko Trans Co., Ltd.	409,000	4,189,202	3,952,130	1.2
Marine logistics services
Nissin Corporation	545,000	1,574,310	1,512,937	0.4
General logistics services
Trancom Co., Ltd.	73,800	2,566,218	4,447,202	1.4
General logistics services
Total Transportation and Warehousing		17,137,058	18,710,876	5.7

Transportation Equipment
Hi-Lex Corporation	45,500	1,027,502	1,195,759	0.4
Manufactures control cables

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Nissin Kogyo Co., Ltd.	239,000	$4,161,932	$3,481,492	1.0
Manufactures automobile brake systems
Sanoh Industrial Co., Ltd.	405,500	2,825,312	2,200,372	0.7
Manufactures automobile components
Total Transportation Equipment		8,014,746	6,877,623	2.1

Utilities
Keiyo Gas Co., Ltd.	408,000	2,069,626	1,823,243	0.6
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	142,575	2,135,479	2,909,835	0.9
Produces thermal energy products
Total Utilities		4,205,105	4,733,078	1.5

Wholesale Trade
Happinet Corporation	141,400	1,713,572	1,555,079	0.5
Toy products
Kanaden Corporation	229,600	1,558,501	2,078,692	0.6
Factory automation business
Kohsoku Corporation	207,900	1,775,588	1,805,815	0.6
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	470,500	5,758,297	5,825,216	1.8
Precious metals, electronic materials, and food
Paltac Corporation	76,000	985,093	1,580,500	0.5
Cosmetics and daily necessities
Ryoden Trading Company, Ltd.	1,135,000	7,752,258	7,333,559	2.2
Purchases electronic and electrical devices
Senshu Electric Co., Ltd.	258,900	3,557,429	3,821,458	1.2
Electrical wires and cables
Shinko Shoji Co., Ltd.	354,500	3,239,397	3,545,514	1.1
Electronic components and devices
SIIX Corporation	178,000	2,324,404	6,714,707	2.0
Parts procurement, logistics, and manufacturing of electronics
SPK Corporation	23,400	423,699	456,525	0.1
Automobile components for assembly

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

AUGUST 31, 2016

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Sugimoto & Co., Ltd.	324,300	$3,017,796	$3,685,762	1.1
Machine tools and measuring instruments
Techno Associe Co., Ltd.	355,700	3,316,624	3,210,022	1.0
Screws and nonferrous metal products
Win-Partners Co., Ltd.	25,000	331,364	365,140	0.1
Engaged in the medical equipment supply business
Total Wholesale Trade		35,754,022	41,977,989	12.8
TOTAL JAPANESE EQUITY SECURITIES		$299,663,232	$322,538,353	98.4

INVESTMENT IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account		$4,046,352	$3,964,703	1.2
TOTAL INVESTMENT IN FOREIGN CURRENCY		4,046,352	3,964,703	1.2
TOTAL INVESTMENTS		$303,709,584	$326,503,056	99.6
OTHER ASSETS LESS LIABILITIES, NET			1,335,470	0.4
NET ASSETS			$327,838,526	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2016.

Japanese Yen          JPY          ¥ 103.385  =  USD $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

(Unaudited)

ASSETS:
Investments in Japanese equity securities, at fair value (cost—$299,663,232)	$322,538,353
Investments in foreign currency, at fair value (cost—$4,046,532)	3,964,703
Receivable for investments sold	1,373,325
Receivable for dividends and interest, net of withholding taxes	265,125
Prepaid expenses	53,711
Cash and cash equivalents	249,442
Total Assets	328,444,659

LIABILITIES:
Payable for investments purchased	229,800
Accrued management fee	246,291
Accrued directors’ fees and expenses	1,899
Other accrued expenses	128,143
Total Liabilities	606,133

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding,
100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized gain on investments and foreign currency transactions.	17,415,659
Net unrealized appreciation on investments and foreign currency transactions . . .	22,791,306
Accumulated net investment loss	(1,257,045)
Net Assets	$327,838,526
Net asset value per share	$11.57

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2016

(Unaudited)

INCOME:
Dividend income (net of $389,356 withholding taxes)	$3,504,208
Interest income	176
Total Income		$3,504,384

EXPENSES:
Management fee	1,420,622
Custodian fees	113,214
Directors’ fees and expenses	77,813
Legal fees	59,924
Other expenses	99,387
Total Expenses		1,770,960
INVESTMENT INCOME—NET		1,733,424

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		5,798,206
Net realized gain on foreign currency transactions		657,555
Net realized gain on investments and foreign currency transactions		6,455,761
Net change in unrealized depreciation on investments		(4,695,587)
Net change in unrealized appreciation on foreign currency transactions and translation		26,795,072
Net realized and unrealized gain on investments and foreign currency
transactions and translation		28,555,246
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$30,288,670

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2016 (Unaudited)	For the Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$1,733,424	$1,637,190
Net realized gain on investments	5,798,206	27,779,563
Net realized gain (loss) on foreign currency transactions	657,555	(88,246)
Net change in unrealized depreciation on investments	(4,695,587)	(45,368,645)
Net change in unrealized appreciation on foreign
currency transactions and translation	26,795,072	27,358,774
Increase in net assets resulting from operations	30,288,670	11,318,636

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	—	(4,728,927)
Capital gain distribution	—	(20,134,064)
Decrease in net assets derived from distributions to shareholders	—	(24,862,991)

NET ASSETS:
Beginning of period	297,549,856	311,094,211
End of period (including accumulated net investment
loss of $1,257,045 and $2,990,469 respectively)	$327,838,526	$297,549,856

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities — Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  However, the Board of Directors of the Fund may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the credit worthiness of the issuer is impaired or for other reason.  Securities and other assets, including futures contracts and related options, are stated at fair value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2016.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2016.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

maturities of short-term securities.  Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first-in, first-out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 29, 2016 and the semi-annual period ended August 31, 2016, the Fund did not earn fees from lending Fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification — For the year ended February 29, 2016, the Fund’s accumulated net investment loss was decreased by $1,471,959 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $1,471,959.  These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies.  These adjustments had no impact on net assets.

(e) Income Taxes — A provision for U.S. income taxes has not been made since it is the in-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

tention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue.  The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

2.  Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the manager of the Fund pursuant to a management agreement.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $1,420,622 for the six months ended August 31, 2016.  Under the investment advisory agreement, NAM earned investment advisory fees of $629,464 from the Manager, not the Fund, for the six months ended August 31, 2016.  At August 31, 2016, the management fee payable to the Manager by the Fund was $246,291.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2016.  The Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together with actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $77,813 for the six months ended August 31, 2016.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investment in foreign currency and short-term securities, for the six months ended August 31, 2016 were $28,443,768 and $29,174,572, respectively.

4. Federal Income Tax

As of February 29, 2016, net unrealized depreciation on investments, exclusive of investment in foreign currency, for Federal income tax purposes was $2,587,735, of which $24,340,302 related to appreciated securities and $26,928,037 related to depreciated securities.  The cost of investments, exclusive of investment in foreign currency of $1,666,181 at February 29, 2016 for Federal income tax purposes was $297,880,214.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

At February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$9,628,572
Unrealized depreciation on
investments and foreign
currency transactions	(2,592,589	)(a)
Undistributed ordinary income	1,625,267
Total accumulated earnings	$8,661,250
(a) The differences between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $8,777,840, which represents $0.3098 per share and a long-term capital gains distribution of $16,085,151, which represents $0.5677 per share to shareholders of record as of December 21, 2015.  The distribution was paid on December 28, 2015.

The Fund paid an ordinary income distribution of $3,383,067, which represents $0.1194 per share and a long-term capital gains distribution of $371,174, which represents $0.0131 per share to shareholders of record as of December 22, 2014.  The distribution was paid on December 29, 2014.

The tax character of distributions paid during the fiscal years ended February 29, 2016 and February 28, 2015 were as follows:

	February-16	February-15
Ordinary Income	$8,777,840	$16,085,151
Capital Gains	$3,383,067	$371,174

5.  Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2016.

Investments in
Level	Securities
Level 1
Equity Securities*	$322,538,353
Foreign Currency	3,964,703
Level 2	-0-
Level 3	-0-
Total	$326,503,056

* Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended August 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 securities.

During the six months ended August 31, 2016, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period.

	For the Six Months Ended	For the Fiscal Year Ended
	August 31, 2016	February 29,	February 28,			February 29,
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.50	$10.98	$9.85	$8.83	$8.85	$9.80
Net investment income*	0.06	0.06	0.06	0.05	0.07	0.06
Net realized and unrealized gain (loss)
on investments and foreign currency	1.01	0.34	1.20	1.17	(0.01)	(0.50)
Total from investment operations	1.07	0.40	1.26	1.22	0.06	(0.44)
Distributions:
Distributions from ordinary income	—	(0.17)	(0.12)	(0.20)	(0.08)	(0.04)
Distributions from capital gains	—	(0.71)	(0.01)	—	—	—
Total from distributions	—	(0.88)	(0.13)	(0.20)	(0.08)	(0.04)
Fund Share Transactions
Dilutive effect of Rights Offering**	—	—	—	—	—	(0.47)
Net asset value, end of period	$11.57	$10.50	$10.98	$9.85	$8.83	$8.85
Market value, end of period	$10.09	$8.98	$9.69	$8.84	$8.00	$7.83
Total investment return***	12.4%	0.7%	11.2%	13.0%	3.4%	(17.9%)
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$327,839	$297,550	$311,094	$278,994	$250,273	$250,732
Operating expenses	1.11%†	1.11%	1.13%	1.19%	1.19%	1.34%
Net investment income	1.08%†	0.50%	0.62%	0.53%	0.86%	0.67%
Portfolio turnover	9%	24%	41%	101%	37%	66%

* Based on average shares outstanding.
** Decrease is due to the Rights Offering.
*** Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.
† Annualized

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 25, 2016.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 16, 2016, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser.  Included in the materials was a report prepared by Broadridge Board Reporting and Compliance (“Broadridge”) for use by the Independent Directors in their consideration of the continuance of the Agreements (the “Broadridge Report”).  Broadridge is an independent firm retained by many investment companies to provide data with respect to investment company performance and expenses.  The Broadridge Report contained information regarding the Fund and other closed-end funds not affiliated with the Manager that compared, among other items, the respective funds’ management fees and operating expenses.

The Independent Directors sought and received additional information from the Investment Adviser, including information concerning management personnel and the Investment Adviser’s business continuity plan and cybersecurity efforts.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 25, 2016, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.  Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance.  The Board considered performance information provided by Broadridge and the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended.  In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements (continued)

funds investing primarily in Japanese securities.  The Broadridge Report also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers.

In connection with their review of investment performance, the Independent Directors noted that, following a series of discussions with management in 2012 and 2013 that focused on the Fund’s performance, the Investment Adviser had installed a new management team as of July 1, 2013.  The Independent Directors recognized that, as contemplated at the time of the transition, the new portfolio managers had invested in a more diversified portfolio than the Fund had maintained in the past with an increased focus on value characteristics evidenced by financial measurements.  The Independent Directors also noted that the Fund’s comparative performance had improved since the transition and that the Fund’s performance for the one-year and three-year periods ended June 30, 2016 ranked second of the five funds (including the Fund) identified by the Manager as having similar investment objectives.  The Board noted that Broadridge Report ranked the Fund in the top quintile of its performance universe for the one, three and five-year periods.  Based on their review, the Independent Directors concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Board noted that according to the Broadridge Report, the Fund’s contractual management fees, which are just above the median for the comparable funds identified by Broadridge, drop below the median at larger asset sizes due to the Fund’s breakpoints and that the Fund’s non-management expenses were below the median for the comparable funds identified by Broadridge.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts.  The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers.  This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser.  The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.

Economies of scale.  The Board also considered whether the Manager and the Investment Adviser realize economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders.  The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million.

Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2017.

BOARD OF DIRECTORS	JAPAN Smaller Capitalization Fund, Inc. SEMI-ANNUAL REPORT AUGUST 31, 2016
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Takeshi Toyoshima, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
http://funds.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP (formerly McGladrey LLP)
80 City Square
Boston, Massachusetts 02129

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant's investments in securities of unaffiliated issuers as of  August 31, 2016 are included in the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable to this semi-annual report.

(b)	None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:  /s/ Yutaka Itabashi
Yutaka Itabashi
President, Principal Executive Officer

Date:  11-2-16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Yutaka Itabashi
Yutaka Itabashi
President, Principal Executive Officer

Date:  11-2-16

By:  /s/ Amy J. Marose
Amy J. Marose
Treasurer, Principal Financial Officer

Date:  11-2-16